Fair Value of Financial Instruments	12 Months Ended
Dec. 31, 2025
EBP 002
Employee Benefit Plan Fair Value of Financial Instruments [Line Items]
Fair Value of Financial Instruments

NOTE 7 - FAIR VALUE OF FINANCIAL INSTRUMENTS

The Plan discloses the estimated fair value of its financial instruments. Financial instruments are defined as cash, evidence of ownership interest in an entity, or a contract, which creates an obligation or right to receive or deliver cash or another financial instrument from/to a second entity on potentially favorable or unfavorable terms. Fair value is defined as the amount at which a financial instrument could be exchanged in a current transaction between willing parties other than in a forced liquidation or sale. If a quoted market price is available for a financial instrument, the estimated fair value would be calculated based upon the market price per trading unit of the instrument.

Participant-directed investments, employer profit sharing contributions receivable, notes receivable from participants, interest receivable, and cash and cash equivalents would be considered financial instruments. On December 31, 2025, and 2024, the participant directed investments are carried at fair value and the carrying amounts of the remaining financial instruments approximate fair value.